SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

West Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21771 47-0777362
(Commission File Number) (I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1500

Item 2. Acquisition or Disposition of Assets
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Purchase Agreement
Purchase Agreement
Press Release

Item 2. Acquisition or Disposition of Assets

On August 1, 2004, West Corporation acquired all of the equity interests of Worldwide Asset Management, LLC; National Asset Management Enterprises, Inc.; Worldwide Asset Collections, LLC; Worldwide Asset Purchasing, LLC; BuyDebtCo, LLC; The Debt Depot, LLC and Asset Direct Mortgage, LLC (collectively “Worldwide”) from Worldwide Assets, Inc., Frank J. Hanna, Jr., Darrell T. Hanna and certain employees of Asset Direct Mortgage, LLC. There were no material relationships between (i) any of the sellers and (ii) West, any West affiliate, any director or officer of West, or any associate of any director or officer of West.

The acquisition, for a net purchase price of $178 million in cash, assumed debt and other liabilities was funded with a combination of cash and borrowings under West’s existing bank credit facility. The purchase price was determined through arms-length negotiations between West and the sellers.

Worldwide is a leading purchaser and collector of delinquent accounts receivable portfolios from consumer credit originators. Its main areas of operation include, purchasing and collecting of charged off consumer debt, government collections and contingent / third-party collections. West intends to continue the business of Worldwide.

Item 5. Other Events.

On August 3, 2004, West Corporation issued a press release to (i) announce the completion of its previously announced acquisition of Worldwide Asset Management, LLC; National Asset Management Enterprises, Inc. and certain related entities, and (ii) update financial guidance for 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

          Not applicable.

(b)	Pro Forma Financial Information

          Not applicable.

(c)	Exhibits

2.1	Purchase Agreement, dated as of July 22, 2004, by and among Worldwide Asset Management, LLC; National Asset Management Enterprises, Inc.; Worldwide Asset Collections, LLC; Worldwide Asset Purchasing, LLC; BuyDebtCo, LLC; The Debt Depot, LLC; Worldwide Assets, Inc., Frank J. Hanna, Jr., Darrell T. Hanna, West Corporation and West Receivable Services, Inc.

2.2	Purchase Agreement, dated as of July 22, 2004, by and among Asset Direct Mortgage, LLC, Frank J. Hanna, Jr., Darrell T. Hanna and West Corporation

99.1	Press release, dated August 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: August 9, 2004	By:	/s/ Thomas B. Barker

Thomas B. Barker
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Purchase Agreement, dated as of July 22, 2004, by and among Worldwide Asset Management, LLC; National Asset Management Enterprises, Inc.; Worldwide Asset Collections, LLC; Worldwide Asset Purchasing, LLC; BuyDebtCo, LLC; The Debt Depot, LLC; Worldwide Assets, Inc., Frank J. Hanna, Jr., Darrell T. Hanna, West Corporation and West Receivable Services, Inc.

2.2	Purchase Agreement, dated as of July 22, 2004, by and among Asset Direct Mortgage, LLC, Frank J. Hanna, Jr., Darrell T. Hanna and West Corporation

99.1	Press Release, dated August 3, 2004.